Property, plant and equipment - Additional information (Details) $ in Millions	12 Months Ended
Dec. 31, 2025 USD ($) $ / oz
Disclosure of detailed information about property, plant and equipment [abstract]
Increase or decrease in long-term gold price (usd per oz) | $ / oz	50
Recoverable amount due to gold price change	$ 16
Increase (decrease) in discount rate	0.25%
Increase in the discount rate, increase in the recoverable amount	$ 10
Decrease in discount rate, decrease in the recoverable amount	$ 10